UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

AvWorks Aviation Corp.
(Exact name of registrant as specified in its charter)

Florida	000-27795	98-0427526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10778 NW 53rd Street, Suite E, Sunrise, FL 33351
(Address of principal executive offices and Zip Code)

(954) 588-7205
(Registrant’s telephone number, including area code)

N/A
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

		Page
SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03	Material Modification to Rights of Security Holders.	3

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	(d) Exhibits	4

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.03  Material Modification to Rights of Security Holders.

The Company filed a preliminary information statement with the Securities and Exchange Commission on October 18, 2013, whereby it intended to notify the Company’s shareholders of its proposed one for one thousand reverse stock split. On October 28, 2013, the Company’s board of directors resolved to cancel the proposed one for one thousand reverse stock split at this time.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See item 3.03 above

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits: None

Exh. No.	Date	Document

____________________________
 *   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvWorks Aviation Corp.

Date: October 28, 2013	By:	/s/ Joe Eccles
Joe Eccles, Chief Executive Officer